SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                              [Amendment No. ____]

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|X|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive  Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                      Double Eagle Petroleum And Mining Co.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:
          Not applicable
          ----------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:
          Not applicable
          ----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          Not applicable
          ----------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:
          Not applicable
          ----------------------------------------------------------------------

     5.   Total fee paid:
          Not applicable
          ----------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid: Not applicable
                                 -----------------------------------------------
     2.   Form, Schedule or Registration Statement No.: Not applicable
                                                        ------------------------
     3.   Filing Party: Not applicable
                        --------------------------------------------------------
     4.   Date Filed: Not applicable
                      ----------------------------------------------------------

                      DOUBLE EAGLE PETROLEUM AND MINING CO.
                               777 Overland Trail
                              Casper, Wyoming 82601
                                 (307) 237-9330

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on January 25, 2001

To our Shareholders:

     The Annual Meeting of Shareholders of Double Eagle Petroleum and Mining Co., a Wyoming corporation (the "Company"), will be held at the Casper Petroleum Club, 1301 Wilkins Circle, Casper, Wyoming, on Wednesday, January 25, 2001 at 10:00 a.m., for the following purposes:

     1.   To elect five directors to the Company's Board Of Directors;

     2. To consider and vote upon a proposal recommended by the Board Of Directors to reincorporate the Company under the laws of the State of Maryland;

     3. To ratify the selection of Lovelett, Skogen & Associates, P.C. to serve as the Company's independent certified public accountants for the year ending August 31, 2001; and

     4. To transact any other business that properly may come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on December 15, 2000 are entitled to notice of, and to vote at, the annual shareholders' meeting.

     All shareholders are extended a cordial invitation to attend the Annual Meeting of Shareholders.

     By Order of the Board Of Directors.



                                              CAROL A. OSBORNE
                                              Corporate Secretary
Casper, Wyoming
December 27, 2000


--------------------------------------------------------------------------------

THE FORM OF PROXY IS ENCLOSED. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                 PROXY STATEMENT
                      DOUBLE EAGLE PETROLEUM AND MINING CO.
                               777 Overland Trail
                              Casper, Wyoming 82601
                                 (307) 237-9330

                         ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                January 25, 2001

                               GENERAL INFORMATION

     The enclosed proxy is solicited by and on behalf of the management of Double Eagle Petroleum and Mining Co. (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m., at the Casper Petroleum Club, 1301 Wilkins Circle, Casper, Wyoming, on Wednesday, January 25, 2001, and at any adjournment of the Annual Meeting. It is planned that this Proxy Statement and the accompanying proxy will be mailed to the Company's shareholders on or about December 27, 2000.

     Any person signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company's corporate secretary, or by electing to vote in person at the Annual Meeting.

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary, officers and regular employees of the Company may make solicitations of proxies by telephone or telegraph or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their charges and expenses in this connection.

     All voting rights are vested exclusively in the holders of the Company's $0.10 par value common stock (the "Common Stock"), with each share entitled to one vote. Only shareholders of record at the close of business on December 15, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On December 15, 2000, the Company had 4,875,103 shares outstanding. Cumulative voting in the election of directors is permitted. As a result, each shareholder of record as of the record date shall have the right to vote the number of shares owned by him for as many persons as there are director nominees or to cumulate his shares so as to give one candidate as many votes as the number of director nominees multiplied by the number of shares shall equal, or to distribute his votes on the same principle among as many candidates as the shareholder shall determine.

     An Annual Report to Shareholders, including financial statements for the fiscal year ended August 31, 2000, is being mailed to shareholders with this Proxy Statement, but that Annual Report does not constitute part of the proxy soliciting material.

                            1. ELECTION OF DIRECTORS

     At the Annual Meeting, the shareholders will elect five members of the Board Of Directors of the Company. Each director will be elected to hold office until the next annual meeting of shareholders and thereafter until his successor is elected and has qualified. The affirmative vote of a majority of the shares represented at the Annual Meeting is required to elect each director. Cumulative voting is permitted in the election of directors. See above, "General Information". In the absence of instructions to the contrary, the persons named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as management's nominees for directors of the Company. Each of the nominees, other than Beth McBride and Roy G. Cohee, currently is a director of the Company. There is no nominating committee of the Board Of Directors.

     The Company is seeking stockholder approval to reincorporate in Maryland, which would result in the Company enacting new bylaws. As discussed below in "2. Proposal To Approve Reincorporation In Maryland", if this proposal is approved by the stockholders, the Company's bylaws will contain a specific provision regarding nominations made by stockholders for the election of directors. This provision will require that written notice of proposed nominations made by stockholders for the election of directors must be received by the Company not less than 53 days nor more than 90 days prior to the meeting (or, if fewer than 60 days' notice of the meeting is given or made to stockholders, not later than the seventh day following the day on which the notice of the date of the meeting was mailed to stockholders). The notice must contain certain information about the proposed nominee, including name, age, business address, principal occupation or employment for the five years preceding the date of the notice, the number of shares of stock of the Company beneficially owned by the nominee, and any arrangement, affiliation, association, agreement or other relationship of the nominee with any stockholder. The Board Of Directors, or a nominating committee of the Board if one is formed in the future, will consider nominations for directors submitted by stockholders in accordance with the above procedure. The chairman of any meeting of stockholders may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with this procedure and that the defective nomination will be disregarded.

     Each of the nominees has consented to be named in this proxy statement and to serve on the Board if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board Of Directors may recommend.

     The following table sets forth, with respect to each nominee for director, the nominee's age, his positions and offices with the Company, the expiration of his term as a director, and the year in which he first became a director of the Company. Individual background information concerning each of the nominees follows the table. For additional information concerning the nominees for director, including stock ownership and compensation, see "Executive Compensation", "Security Ownership Of Certain Beneficial Owners And Management", and "Certain Relationships And Related Transactions".

                                  Position With              Expiration Of Term           Initial Date
        Name              Age    The Company (1)                 As Director              As Director
        ----              ---    ---------------                 -----------              -----------

Stephen H. Hollis         50    Chief Executive Officer,      Next Annual Meeting             1989
                                President, Treasurer,
                                and Director
Ken M. Daraie             42    Director                      Next Annual Meeting             1997
Thomas J. Vessels         51    Director                      Next Annual Meeting             1999
Beth McBride              42    Nominee for Director          Next Annual Meeting              ---
Roy G. Cohee              51    Nominee for Director          Next Annual Meeting              ---

-------------------------

(1) The Company has two executive officers who are not named in the above table, Carol A. Osborne and D. Steven Degenfelder. Ms. Osborne, 48, has served as Secretary of the Company since January 1996 and previously served as the Assistant Secretary from December 1989 until January 1996. In addition, Ms. Osborne has served as the Company's Office Manager since 1981. Mr. Degenfelder, 44, has served as Vice President of the Company since February 1998. After graduating from college in 1979, he held various land positions with Marathon Oil Company from 1979 to 1981, Paintbrush Petroleum Corporation from 1981 to 1985, Tyrex Oil Company from 1985 to 1995 and the Wyoming Office of State Lands and Investments from 1995 to 1997. Mr. Degenfelder is a Certified Professional Landman and received his degree in Business Administration from Texas Tech University in 1979.

     Stephen H. Hollis has served as the President and Chief Executive Officer of the Company since January 1994 and previously served as a Vice President of the Company from December 1989 through January 1994. Mr. Hollis has served as a Director of the Company since December 1989. Mr. Hollis has been the Vice President of Hollis Oil & Gas Co., a small oil and gas company, since January 1994 and been the President of Hollis Oil & Gas Co. from June 1986 through January 1994. Mr. Hollis was a geologist for an affiliate of United Nuclear Corporation from 1974 to 1977 and a consulting geologist from 1977 to 1979. In 1979, Mr. Hollis joined Marathon Oil Company and held various positions until 1986, when he founded Hollis Oil & Gas Co. Mr. Hollis is a past President of the Wyoming Geological Association and 1999 President of the Rocky Mountain Section of the American Association of Petroleum Geologists. Mr. Hollis received a B.A. Degree in Geology from the University of Pennsylvania in 1972 and a Masters Degree in Geology from Bryn Mawr College in 1974.

     Ken M. Daraie has served as a Director of the Company since February 1997. Mr. Daraie began his career with Sun Exploration and Production Co. as a Petroleum Engineer from 1982 to 1990. In 1990, he joined Conoco, Inc. in Casper, Wyoming, where he held engineering positions until 1994. From 1994 to 1995, Mr. Daraie worked for the Fluor Daniel Corporation as Project Manager and Barlow & Haun, Inc. as General Manager. In 1995, Mr. Daraie founded Continental Industries, LLC, an independent oil and gas production/service company, where he currently serves as President. Mr. Daraie is a past Chairman of the Board of Energy West Federal Credit Union and currently serves on the Casper Planning and Zoning Commission. Mr. Daraie received a Bachelor's Degree in Physics from Baylor University in 1979 and a Bachelor of Science Degree in Petroleum Engineering from the University of Texas in 1982.

     Thomas J. Vessels has served as a Director of the Company since January 1999. Mr. Vessels has served since October 1997 as the Managing Partner of Tundra Resources, LLC, a Denver, Colorado investment company that invests and facilitates investments in the Rocky Mountain region. Mr. Vessels served as Chairman of the Board of Vessels Energy Inc., formerly Vessels Oil & Gas Co., from 1995 until the sale of that company in March 1998. Mr. Vessels also served as President and Chief Executive Officer of Vessels Energy Inc. from 1984 until 1995. Vessels Energy Inc. was involved in natural gas and oil production and exploration as well as gas processing. Mr. Vessels received his B.A. degree from Gonzaga University in Spokane, Washington in 1972.

     Beth McBride has been President and member of the Board of Directors of Legacy Energy Corporation since co-founding the company in 1990. Legacy Energy Corporation is a privately held oil and gas exploration company in Denver, Colorado. Ms. McBride was a geophysicist for Superior Oil Company in Houston, Texas from 1981 through 1984, and held various exploration positions with Mobil Oil Corporation in Dallas, Texas and Denver, Colorado from 1985 to 1990. Ms. McBride received a B.Sc. degree in Geophysical Engineering from Colorado School of Mines in 1980.

     Roy G. Cohee has served as President of C & Y Transportation Co., Inc. since 1986. C & Y Transportation Co., Inc. started business in Casper, Wyoming in 1966 and is a privately held company focused on the transportation and storage of oil field equipment and supplies throughout the Western U.S. and Canada. Mr. Cohee has been with the firm since its beginning in 1966. Mr. Cohee was elected to his first term in the Wyoming House of Representatives in 1998 and is currently in his second term and sits on the House Highways and Transportation Committee and the House Revenue Committee.

     Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers, and holders of more than 10% of the Company's Common Stock to file with the Securities And Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that during the fiscal year ended August 31, 2000, its officers, directors and holders of more than 10% of its outstanding Common Stock complied with all Section 16(a) filing requirements. In making these statements, the Company has relied upon the written representations of its directors and officers.

     Board And Committee Meetings

     The Board Of Directors met four times during the fiscal year ended August 31, 2000, and each director participated in all of those meetings.

     The Board Of Directors currently maintains a Compensation Committee and an Audit Committee. The Compensation Committee met one time during the fiscal year ended August 31, 2000 and each member of the Compensation Committee participated in that meeting. The Compensation Committee has the authority to establish policies concerning compensation and employee benefits for employees of the Company. The Compensation Committee reviews and makes recommendations concerning the Company's compensation policies and the implementation of those policies and determines compensation and benefits for executive officers. The Compensation Committee currently consists of Messrs. Daraie and Vessels.

     The Audit Committee is primarily responsible for the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls. The Audit Committee charter was adopted by the Board Of Directors in July 2000. A copy of the Audit Committee charter is attached to this Proxy Statement as Exhibit A. The Audit Committee was formed to perform the following functions: recommending to the Board Of Directors the independent auditors to be employed by the Company; discussing the scope of the independent auditors' examination; reviewing the financial statements and the independent auditors' report; soliciting recommendations from the independent auditors regarding internal controls and other matters; establishing guidelines for the Board Of Directors to review related party transactions for potential conflicts of interest; reviewing potential conflict of interest situations where appropriate; making recommendations to the Board Of Directors; and performing other related tasks as requested by the Board Of Directors. During the fiscal year ended August 31, 2000, the Audit Committee, currently consisting of Messrs. Daraie and Vessels, met one time.

     Audit Committee Report

     The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     In conjunction with its activities during the fiscal year ended August 31, 2000, the Audit Committee has reviewed and discussed the Company's audited financial statements with management of the Company. The members of the Audit Committee have also discussed with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61. The Audit Committee has received from the Company's independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1, and has discussed with the auditors the auditors' independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the Company's fiscal year ended August 31, 2000.

                                                     The Audit Committee
                                                     Ken M. Daraie
                                                     Thomas J. Vessels

Executive Compensation

         Summary Compensation Table

         The following table sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the Company's Chief Executive Officer and President. No employee of the Company received total salary and bonus exceeding $100,000 during any of the last three fiscal years.

                               Annual Compensation

                                                                 Long-term
Name and                 Fiscal Year    Salary        Bonus      Compensation--       Other Annual
Principal Position       Ended          ($)(1)        ($)        Options (#)          Compensation ($)
------------------       -----------    -------       -------    --------------       ----------------

Stephen H. Hollis,       2000           $72,000       $22,500    50,000               -0-
Chief Executive
Officer and President    1999           $65,000       -0-        36,500               -0-

                         1998           $72,000       $20,100    50,000               -0-

------------------

(1)  The dollar value of base salary (cash and non-cash) received.

     Option Grants Table

     The following table sets forth information concerning individual grants of stock options made during the fiscal year ended August 31, 2000 to the Company's Chief Executive Officer and President. See "--Stock Option Plans".

               Option Grants For Fiscal Year Ended August 31, 2000

                                                     % of Total
                                                     Options Granted
                                 Options             to Employees in      Exercise or Base     Expiration
Name                             Granted (#)         Fiscal Year          Price ($/Share)      Date
----                             -----------         -----------          ----------------     ----------

Stephen H. Hollis,               50,000              55.5%                $3.09375             1/26/2003
  Chief Executive Officer
  and President

                   Aggregated Option Exercises And Fiscal Year-End Option Value Table.

     The following table sets forth information concerning each exercise of stock options during the fiscal year ended August 31, 2000 by the Company's Chief Executive Officer and President, and the fiscal year-end value of unexercised options held by the Chief Executive Officer and President.

                           Aggregated Option Exercises
                      For Fiscal Year Ended August 31, 2000
                           And Year-End Option Values

                                                                                          Value of
                                                                                          Unexercised
                                                                Number of Unexercised     In-The-Money
                                                                Options at Fiscal         Options at Fiscal
                                                                Year-End (#)(3)           Year-End($)(4)
                             Shares
                             Acquired on       Value            Exercisable/              Exercisable/
Name                         Exercise (#) (1)  Realized ($)(2)  Unexercisable             Unexercisable
------------------------     ----------------  ---------------  --------------------      -------------
Stephen H. Hollis,                50,000          $87,500         136,500/0                $451,555/$0
 Chief Executive Officer
 and President

--------------------

(1) The number of shares received upon exercise of options during the fiscal year ended August 31, 2000.

(2) With respect to options exercised during the Company's fiscal year ended August 31, 2000, the dollar value of the difference between the option exercise price and the market value of the option shares purchased on the date of the exercise of the options.

(3) The total number of unexercised options held as of August 31, 2000, separated between those options that were exercisable and those options that were not exercisable.

(4) For all unexercised options held as of August 31, 2000, the aggregate dollar value of the excess of the market value of the stock underlying those options over the exercise price of those exercised options, based on the bid price of the Company's Common Stock on August 31, 2000. The closing bid price for the Company's Common Stock on August 31, 2000 was $5.4375 per share.

Stock Option Plans

     The 1993 Stock Option Plan. In November 1992, the Board Of Directors of the Company approved the Company's Stock Option Plan (1993) (the "1993 Plan"), which subsequently was approved by the Company's stockholders. Pursuant to the 1993 Plan, the Company may grant options to purchase an aggregate of 200,000 shares of the Company's common stock to key employees of the Company, including officers and directors who are salaried employees who have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company. The options granted pursuant to the 1993 Plan are intended to be incentive options qualifying for beneficial tax treatment for the recipient. The 1993 Plan is administered by an option committee that determines the terms of the options subject to the requirements of the 1993 Plan. At August 31, 2000, no options were outstanding under the 1993 Plan and no additional options could be granted under the 1993 Plan.

     The 1996 Stock Option Plan. In May 1996, the Board of Directors of the Company approved the Company's 1996 Stock Option Plan (the "1996 Plan"), which subsequently was approved by the Company's stockholders. Pursuant to the 1996 Plan, the Company may grant options to purchase an aggregate of 200,000 shares of the Company's common stock to key employees, directors, and other persons who have or are contributing to the success of the Company. The options granted pursuant to the 1996 Plan may be either incentive options qualifying for beneficial tax treatment for the recipient or non-qualified options. The 1996 Plan is administered by an option committee that determines the terms of the options subject to the requirements of the 1996 Plan. At August 31, 2000, options to purchase 70,000 shares of Common Stock were outstanding under the 1996 Plan and no additional options could be granted under the 1996 Plan.

     The 2000 Stock Option Plan. In December 1999, the Board of Directors of the Company approved the Company's 2000 Stock Option Plan (the "2000 Plan"), which subsequently was approved by the Company's stockholders. Pursuant to the 2000 Plan, the Company may grant options to purchase an aggregate of 200,000 shares of the Company's common stock to key employees, directors, and other persons who have or are contributing to the success of the Company. The options granted pursuant to the 2000 Plan may be either incentive options qualifying for beneficial tax treatment for the recipient or non-qualified options. The 2000 Plan is administered by an option committee that determines the terms of the options subject to the requirements of the 2000 Plan. At August 31, 2000, options to purchase 80,000 shares of Common Stock were outstanding under the 2000 Plan and options to purchase an additional 120,000 shares could be granted under the 2000 Plan.

Compensation Of Outside Directors

     Directors of the Company who are not also employees of the Company ("Outside Directors") are paid $400 for each meeting of the Board Of Directors that they attend. In addition, each Outside Director receives 2,000 shares of Common Stock each year. Directors also are reimbursed for expenses incurred in attending meetings and for other expenses incurred on behalf of the Company. In January 2000, each Outside Director was granted options to purchase 10,000 shares of Common Stock for $3.09375 per share. These options expire January 20, 2002.

Security Ownership Of Certain Beneficial Owners And Management

     The following table summarizes certain information as of November 20, 2000 with respect to the beneficial ownership of the Company's Common Stock (i) by the Company's directors and nominees for director, (ii) by shareholders known by the Company to own 5% or more of the Company's Common Stock, and (iii) by all officers and directors as a group.

                                                   As Of November 20, 2000
                                                   -----------------------
     Name And Address Of                                         Percentage Of Class
      Beneficial Owner                      Number Of Shares     Beneficially Owned
      ----------------                      ----------------     ------------------
Stephen H. Hollis (5)                            670,400(1)          13.4%
2037 S. Poplar
Casper, Wyoming 82601

Ken M. Daraie                                     38,000(2)              *
P.O. Box 656
Casper, Wyoming 82602

Thomas J. Vessels                                410,000(3)           8.0%
1610 Wynkoop Street, Suite 100
Denver, Colorado 80202

Directors and Officers as a group     1,301,600(1)(2)(3)(4)          23.8%
   (Five Persons)

Hollis Oil & Gas Co. (4)                            350,000           7.2%
P.O. Box 1068
Casper Wyoming 82602

---------------
     *    Less than one percent.

     (1) Includes options held by Mr. Hollis to purchase 50,000 shares for $1.75 per share that expire January 23, 2001, options to purchase 36,500 shares for $1.328125 per share that expire January 20, 2002, options to purchase 50,000 shares for $3.09375 per share that expire January 26, 2003 and warrants to purchase 23,000 shares for $3.00 per share that expire on December 17, 2001. In addition to 160,900 shares owned directly by Mr. Hollis, the table above includes 350,000 shares of common stock owned by Hollis Oil & Gas Co. Mr. Hollis is an officer, director and 51 percent owner of Hollis Oil & Gas Co.

     (2) Includes options to purchase 10,000 shares for $1.75 per share that expire on January 23, 2001, options to purchase 10,000 shares for $1.328125 per share that expire January 20, 2002 and options to purchase 10,000 shares for $3.09375 per share that expire January 26, 2003.

     (3) Consists of 80,750 shares held by Mr. Vessels, 76,750 shares held by his wife, 3,000 shares held in trust for the benefit of Mr. Vessels' minor children, warrants to purchase 76,750 shares for $1.375 per share until October 16, 2003 held by Mr. Vessels, warrants to purchase 76,750 shares on the same terms held by Mr. Vessels' wife, warrants to purchase 3,000 shares on the same terms held in trust for Mr. Vessels' children, options to purchase 36,500 shares for $1.375 per share until October 16, 2001 held by Mr. Vessels, options to purchase 10,000 shares for $1.328125 per share until January 20, 2002 held by Mr. Vessels, and options to purchase 46,500 shares for $3.09375 per share until January 26, 2003 held by Mr. Vessels.

     (4) In addition to the shares described in footnotes (1), (2) and (3) above, the shares owned by Directors and Officers as a Group includes:
          200 shares, options to purchase 20,000 shares for $1.75 per share until January 23, 2001, options to purchase 20,000 shares for $1.328125 per share until January 20, 2002, and options to purchase 20,000 shares for $3.09375 per share until January 26, 2003 held by Carol Osborne, our Secretary; and 3,000 shares, options to purchase 40,000 shares for $1.46875 per share until February 2, 2001, options to purchase 40,000 shares for $1.328125 per share until January 20, 2002, and options to purchase 40,000 shares for $3.09375 per share until January 26, 2003 held by D. Steven Degenfelder, our Vice President.

     (5) The shares owned by Hollis Oil & Gas Company are shown or included as beneficially owned three times in the table: once as beneficially owned by Hollis Oil & Gas Company, again under the beneficial ownership of Mr. Hollis, and also as a part of the shares beneficially owned by Directors and Officers as a group.

Certain Relationships And Related Transactions

     The Company and certain directors, officers and stockholders of the Company are joint holders in proved and unproved oil and gas properties. During the normal course of business, the Company pays or receives monies and in turn bills or pays the interest holders for their respective shares. These transactions are immaterial in amount when compared to the Company's total receipts and expenditures. They are accounted for as part of the normal joint interest billing function.

     In November 1998, the Company completed a private placement offering of 374,750 units of Common Stock and Common Stock Purchase Warrants for $1.375 per unit. Each unit consists of one share of Common Stock and a warrant to purchase one share of Common Stock for $1.375 per share until October 16, 2003. The warrants are redeemable by the Company at a price of $.001 per warrant commencing April 2001 if the Company's Common Stock trades at a price of at least $3.00 per share for 20 of the 30 trading days preceding the date on which the Company gives notice of redemption. Thomas J. Vessels and his wife purchased 153,500 of the units and a trust for the benefit of Mr. Vessels' minor children purchased 1,000 units. In addition, the Company entered into a consulting agreement with Mr. Vessels pursuant to which Mr. Vessels agreed to assist the Company in locating possible oil and gas transactions in which the Company may participate. This agreement was in effect until January 30, 2000. The Company agreed to issue to Mr. Vessels options to purchase 36,500 shares of Common Stock for $1.375 per share until October 16, 2001 and to reimburse Mr. Vessels for up to $1,000 per month in expenses incurred in performing services on behalf of the Company during the term of the agreement. Since the expiration of this agreement, Mr. Vessels has continued to assist the Company in locating possible oil and gas transactions and the Company has reimbursed Mr. Vessel's out of pocket expenses for these services. The Company also agreed to cause Mr. Vessels to be elected to the Board of Directors and to nominate Mr. Vessels to serve as a director during the term of the agreement. Pursuant to this agreement Mr. Vessels was elected as a director at the Annual Meeting of Shareholders held in January 1999.

               2. PROPOSAL TO APPROVE REINCORPORATION IN MARYLAND

     The Company's Board Of Directors recommends that the stockholders approve a proposal for the Company to change its state of incorporation to Maryland from Wyoming. We refer to this proposal as the Reincorporation Proposal. The following discussion summarizes certain aspects and consequences of the Reincorporation Proposal, which are related primarily to the differences between the Maryland General Corporation Law (the "Maryland Code") and the Wyoming Business Corporation Act (the "Wyoming Code"), as well as the respective provisions of the articles of incorporation and bylaws of Double Eagle Petroleum Company, which we formed under the Maryland Code ("Double Eagle Maryland"), and the Company. This summary is not intended to be complete. It is qualified in its entirety by the Agreement And Plan of Merger (the "Merger Agreement") between the Company and Double Eagle Maryland, the Articles Of Incorporation of Double Eagle Maryland (the "Maryland Articles"), and the Bylaws of Double Eagle Maryland (the "Maryland Bylaws"). Copies of these documents will be made available to stockholders upon request.

Introduction

     General

     If it is approved by the Company's stockholders, the Reincorporation Proposal will be accomplished by the merger of the Company with and into its wholly-owned subsidiary, Double Eagle Maryland (the "Merger"). As a result of the Merger, the Company's legal domicile will be changed from Wyoming to Maryland, and its name will be changed to "Double Eagle Petroleum Co." The Company anticipates that the Merger will not cause any change in the business or financial condition of the Company, and that, except for the differences in the Maryland Code from the Wyoming Code described below, the Merger will not cause any change in the management of the Company.

     Upon the terms and subject to the conditions of the Merger Agreement, at the Effective Time (as defined in the Merger Agreement) of the Merger, each outstanding share of the Company's $.10 par value common stock (the "Wyoming Common Stock") will be converted into one share of common stock, $.10 par value, of Double Eagle Maryland (the "Maryland Common Stock"). In addition, at the Effective Time, each outstanding option or warrant to purchase shares of Wyoming Common Stock will continue outstanding as a right to purchase shares of Maryland Common Stock upon the same terms and conditions as immediately prior to the Effective Time. Following the Effective Time, each outstanding certificate representing shares of Wyoming Common Stock will continue to represent the same number of shares of Maryland Common Stock, and delivery of certificates for shares of Wyoming Common Stock will constitute "good delivery" for transaction in the shares of Maryland Common Stock. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF DOUBLE EAGLE MARYLAND.

     The Company's Common Stock (symbol: DBLE) and warrants to purchase Common Stock (symbol: DBLEW) became listed for trading on the Nasdaq SmallCap Stock Market in December 1996. At the Effective Time, those symbols will, without interruption, represent the Maryland Common Stock and the warrants to purchase Maryland Common Stock.

     Also at the Effective Time, the Company will be governed by the Maryland Code, by the Maryland Articles and by the Maryland Bylaws, which will result in certain changes in the rights of stockholders and other matters related to the Company. The most significant changes, which include changes in the availability of appraisal rights and protections from liability for our officers and directors, are discussed in this Proxy Statement under "Certain Differences Between The Corporation Laws Of Wyoming And Maryland". For additional details and other information relating to these and other changes in the rights of stockholders, you should review the Maryland Articles and the Maryland Bylaws. In addition, you should review the Company's current Articles Of Incorporation (the "Wyoming Articles") and the Company's current Bylaws (the "Wyoming Bylaws"). Each of the Maryland Articles, the Maryland Bylaws, the Wyoming Articles and the Wyoming Bylaws may be inspected at the principal business offices of the Company, and we will send copies of each of these documents to any stockholder who requests them.

     Effective Time

     We anticipate that the Merger will become effective within one business day after stockholder approval. However, the Merger Agreement provides that the Merger may be abandoned prior to the Effective Time, either before or after stockholder approval, if circumstances arise which, in the opinion of the Board Of Directors, make the Merger inadvisable. The Merger Agreement may be amended prior to the Effective Time, either before or after stockholder approval thereof, subject to applicable law.

     Vote Required

     The Wyoming Code and the Wyoming Articles provide that the affirmative vote of the holders of a majority of the outstanding shares of Wyoming Common Stock is required for approval of the Reincorporation Proposal. Based on the number of shares outstanding on the record date, 2,437,552 shares must be voted in favor of the Reincorporation Proposal to approve this proposal. Regardless of whether the Reincorporation Proposal is approved, the Company will continue to be responsible for all its existing contracts, plans, arrangements and obligations.

     The Board Of Directors has unanimously approved the Reincorporation Proposal and unanimously recommends that stockholders vote for the Reincorporation Proposal.

Principal Reasons For And Effects Of Changing The State Of Incorporation

     The Board Of Directors recommends that the Company become a Maryland corporation subject to the statutes of Maryland rather than Wyoming primarily because this will eliminate the Company's annual Wyoming franchise tax expenses and assist the Company in attracting and retaining qualified officers and directors. The State of Wyoming imposes franchise taxes on Wyoming corporations based on the assessed or book value of their assets. The tax is equal to the greater of (1) $50.00, or (2) $.0002 multiplied by the value of the corporation's assets.

     For the calendar years ended December 31, 1999, and 1998, the Company's Wyoming franchise taxes were $1,185.21 and $600.00, respectively. As the Company continues to acquire additional assets, annual franchise taxes will continue to increase. Unlike Wyoming, the State of Maryland does not impose a franchise tax on corporations incorporated under its laws. If the Company is reincorporated in Maryland, the only amount payable annually to the State of Maryland as a result of being incorporated under its laws would be $100 to be paid in conjunction with Maryland's annual reporting requirements.

     The Maryland Code provides that a corporation may limit the liability of officers and directors in its charter documents. Unlike the Maryland Code, the Wyoming Code does not permit a corporation to limit the liability of officers and directors. Based upon this difference, the Board Of Directors believes that approval of the Reincorporation Proposal will allow the Company to better attract and retain qualified officers and directors.

     Although there are several other differences between the Wyoming Code and the Maryland Code, the Board Of Directors does not believe that these differences will have a significant impact on the Company's operations. See "Certain Differences Between The Corporation Laws Of Wyoming And Maryland".

     The Board Of Directors is not currently aware of any specific effort to accumulate the Company's securities, other than for investment, or to obtain control of the Company by merger, tender offer, solicitation in opposition to the Board Of Directors, or otherwise.

     The Board Of Directors has unanimously concluded that the potential benefits of the Reincorporation Proposal outweigh any possible disadvantages. Accordingly, the Board Of Directors unanimously recommends that the stockholders vote for the Reincorporation Proposal.

Certain Differences Between The Corporation Laws Of Wyoming And Maryland

     The following is a summary of certain differences between provisions affecting holders of shares of the Company's common stock under the Wyoming Code, the Wyoming Articles and the Wyoming Bylaws and those affecting holders of shares of Double Eagle Maryland under the Maryland Code, the Maryland Articles and the Maryland Bylaws. The summary does not replace those full documents and to the extent the summary conflicts with the terms of an actual document, the terms of the actual document will prevail. We will send copies of the Maryland Articles, the Maryland Bylaws, the Wyoming Articles and the Wyoming Bylaws to any stockholder who requests them.

     With respect to certain differences between the rights of stockholders under the Wyoming Code and those which they would have under the Maryland Code, the Maryland Articles and Bylaws have been structured so that the Maryland charter documents provide for essentially the same rights and obligations as the Company's Wyoming charter documents, except where the Maryland Code does not allow the sane rights. Management of the Company does not have any present intention of amending or otherwise altering the Maryland Articles or Bylaws. However, economic and/or business conditions and considerations may arise which may, in the opinion of the present or future directors of the Company, make amendment of the Maryland charter documents in the Company's best interests. Therefore, there can be no assurance that the Maryland charter documents will not be amended, including changes to provisions that directly affect stockholders. Stockholders also should refer to the Wyoming Code and the Maryland Code with respect to the matters discussed in this Proxy Statement.

     Stockholder Meetings

     Both the Wyoming Bylaws and the Maryland Bylaws provide that an annual meeting of stockholders will be held on a date and at a time and place determined by the Board. The Wyoming Bylaws provide that a majority of the outstanding shares of the Company represented in person or by proxy constitute a quorum at stockholder meetings. Under the Maryland Bylaws, one-third of the outstanding shares represented in person or by proxy constitute a quorum at stockholder meetings.

     Under the Wyoming Code, special meetings of stockholders may be called by the Board Of Directors or by such other person or persons as may be authorized by the articles of incorporation or bylaws. Under the Wyoming Bylaws, the President, a majority of the Board Of Directors, a majority of independent directors, or an officer of the Company upon written request by stockholders holding not less than 10 percent of the outstanding common stock of the Company may call a special meeting of stockholders.

     Under the Maryland Code, special meetings may be called by the Board Of Directors, the President, the holders of shares entitled to cast not less than 25 percent of the votes at the special meeting or such other persons as the articles of incorporation or the bylaws provide. The Maryland Bylaws provide that special meetings may be called by the President, the Board Of Directors or the holders of shares entitled to cast not less than 10 percent of the votes at such special meeting.

     Both the Wyoming Code and the Maryland Code provide that special meetings of stockholders require a minimum of 10 days' notice. However, under both the Wyoming Bylaws and the Maryland Bylaws, special meetings of stockholders require 15 days' notice.

     Stockholder Vote For Certain Matters

     Both the Wyoming Code and the Maryland Code require an affirmative vote of the stockholders of each of the constituent corporations in order to approve a merger (other than a parent-subsidiary merger as described in the next paragraph) or the sale, lease or exchange of all or substantially all of a corporation's assets. Under the Wyoming Code, these transactions must be approved by the holders of a majority of the shares entitled to vote unless otherwise provided in a corporation's articles of incorporation. The Wyoming Articles require a majority vote in these circumstances. Under the Maryland Code, a two-thirds vote is required unless a corporation's articles of incorporation provide for a lesser (but not less than a majority) or greater vote. The Maryland Articles provide that a majority vote is sufficient in these circumstances.

     The Wyoming Code permits a corporation to effect, without stockholder approval, a merger with or into a subsidiary if 80 percent or more of the subsidiary is owned by the corporation. The Maryland Code permits a corporation to effect such a transaction without stockholder approval only if 90 percent or more of the subsidiary is owned by the corporation.

     Nominations Made By Stockholders For The Election Of Directors

     The Wyoming Bylaws do not contain specific provisions regarding nominations made by stockholders for the election of directors.

     The Maryland Bylaws provide that written notice of proposed nominations made by stockholders for the election of directors must be received by the Company not less than 53 days nor more than 90 days prior to the meeting (or, if fewer than 60 days' notice of the meeting is given or made to stockholders, not later than the seventh day following the day on which the notice of the date of the meeting was mailed to stockholders). The notice must contain certain information about the proposed nominee, including name, age, business address, principal occupation or employment for the five years preceding the date of the notice, the number of shares of stock of the Company beneficially owned by the nominee, and any arrangement, affiliation, association, agreement or other relationship of the nominee with any stockholder.

     Cumulative Voting

     Both the Wyoming Code and the Maryland Code permit a corporation to specify in its articles of incorporation whether cumulative voting exists. The Wyoming Articles allow cumulative voting. The Maryland Articles prohibit cumulative voting in elections of directors or otherwise.

     Removal Of Directors

     In the case of a corporation whose board is classified, both the Wyoming Code and the Maryland Code provide that directors may be removed only for cause unless the charter documents provide otherwise. If a corporation's board is not classified and the charter documents do not provide otherwise, both the Wyoming Code and the Maryland Code provide that directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

     The Wyoming charter documents provide that directors may be removed, with or without cause, by the holders of a majority of shares then entitled to vote at a meeting of stockholders. The Maryland charter documents do not provide for a classified board and do not modify the code provisions concerning this matter. Therefore, directors may be removed with or without cause.

     Under both the Wyoming Code and the Maryland Code, if cumulative voting is allowed and less than the entire Board Of Directors is to be removed, no director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director if then cumulatively voted at an election of the entire Board Of Directors, or, if there is more than one class of directors, at an election of the class of directors of which such director is a part.

     Elimination Or Limitation Of Certain Personal Liability Of Directors And Officers

     Pursuant to the Maryland Code, the Maryland Articles contain a provision which eliminates and limits the personal liability of directors to the full extent permitted by the Maryland Code. Pursuant to the Maryland Code, the Maryland Articles also limit the personal liability of officers to the same extent as that afforded directors. The Maryland Code does not permit limitation of personal liability of directors or officers (1) for the amount of any improper benefit they actually receive, or (2) to the extent that a judgment or final adjudication adverse to the director or officer in a proceeding based on the finding in that proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

     The Wyoming Code does not permit a corporation to eliminate or limit the personal liability of its officers or directors.

     Indemnification Of Directors And Officers

     The Wyoming Code and the Maryland Code each specify certain circumstances when a corporation must, and other circumstances when it may, indemnify its officers, directors, employees and agents against legal expenses and liabilities. Generally, under both codes, the person being indemnified must have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, in a criminal proceeding, must have had no reasonable cause to believe his conduct was unlawful. A director may be reimbursed in advance of a final disposition of a proceeding if he undertakes to repay any such advances if it is determined he did not meet the required standards of conduct. Both codes permit corporations to purchase insurance on behalf of directors, officers, employees and agent for liability asserted against them in their capacity as such regardless of whether the corporation would have the power to indemnify them. Under both codes, a corporation may expand the rights to indemnification by a provision in its bylaws, by an agreement, by resolution of stockholders or directors not involved in the proceeding, or otherwise.

     The Maryland Bylaws provide that: (1) the Company is required to indemnify its directors and officers to the fullest extent permitted by law, including those circumstances in which indemnification would otherwise be discretionary;

(2) the Company is required to advance expenses to its officers and directors as incurred, including expenses relating to obtaining a determination that such directors and officers are entitled to indemnification, provided that they undertake to repay the amount advanced if it is ultimately determined that they are not entitled to indemnification; (3) the Company is authorized to enter into indemnification agreements with its directors and officers; and (4) the Company may not retroactively amend the indemnification provisions in the Bylaws in a way which is adverse to its directors or officers. This indemnification is more restrictive than under the Wyoming Articles and Bylaws because under the Wyoming charter documents, pursuant to the Wyoming Code, the Company may indemnify directors or officers who are ultimately found to be liable to the Company. However, under the Maryland charter documents, as required by the Maryland Code, the Company may not indemnify a director or officer made party to a proceeding by reason of service as a director if it is established that the act or omission of the director was material to the matter giving rise to the proceeding and was either committed in bad faith or was the result of active and deliberate dishonesty, the director actually received an improper personal benefit in money, property or services, or in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Also, the Maryland Code provides that a Maryland corporation may not indemnify a director or officer if the proceeding was one by or on behalf of the corporation and in the proceeding the director or officer is adjudged to be liable to the corporation.

     Although indemnification under the Maryland Code is not allowed to the same extent as under the Wyoming Code, the Board Of Directors believes that the Maryland indemnification provisions are reasonable and adequate, and that the Company will be able to continue to attract and retain qualified directors and officers. None of the Company's directors or officers has indicated that approval of the Reincorporation Proposal would cause him to consider resigning from his position with the Company.

     Amendments To Charter Documents

     Pursuant to the Wyoming Code and the Maryland Code, the Wyoming Articles and the Maryland Articles may be amended by a majority vote of the outstanding shares of voting stock. It also is provided in the Wyoming Articles and the Maryland Articles that the Wyoming Bylaws and the Maryland Bylaws may be amended or repealed, and new Bylaws adopted, by the Board Of Directors. The Wyoming Bylaws and the Maryland Bylaws also provide that the Wyoming Bylaws and the Maryland Bylaws may be altered, amended or repealed or new Bylaws may be adopted by a majority vote of the outstanding shares, without necessity of the concurrence of the Board Of Directors.

     Inspection Of Books And Records

     Under the Maryland Code, any stockholder may inspect and copy, during usual business hours, the corporation's bylaws, minutes of the proceedings of stockholders, annual statements of affairs and any voting trust agreements on file at the corporation's principal office. Additionally, any person who has been a holder of record for a minimum of six months or who owns at least five percent of the corporation's outstanding shares has a right to (1) inspect the corporation's books of account and stock ledger, (2) present to any officer or resident agent of the corporation a written request for a statement of its affairs, and (3) in the case of any corporation which does not maintain the original or a duplicate stock ledger at the corporation's offices in Maryland, present to any officer or resident agent of the corporation a written request for a list of its stockholders.

     Under the Wyoming Code, any stockholder may submit a written demand to inspect and copy the corporation's stock ledger, a list of its stockholders and its other books and records. The written demand must state a purpose for the inspection which is reasonably related to the demanding stockholder's interest as a stockholder.

     Appraisal Rights

     Under the Wyoming Code and the Maryland Code, stockholders, in certain circumstances, have the right to dissent from certain corporate reorganizations and mergers, provided that statutory procedures are followed. The
Reincorporation Proposal does not trigger any appraisal rights.

     Unlike the Wyoming Code, however, the Maryland Code provides that appraisal rights are unavailable to the stockholders of a corporation if: (1) the stock is listed on a national securities exchange or is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. with respect to the merger of a subsidiary corporation, 90 percent or more of which is owned by the acquiring corporation, on the date notice is given to or waived by the dissenting stockholder, or with respect to any other transaction, on the record date for determining stockholders entitled to vote on the transaction objected to; (2), the stock received is that of the successor in the merger, unless the merger alters the contract rights of the stock as expressly set forth in the charter and the charter does not reserve the right to do so, or the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor, cash, scrip or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor; or
(3) the stock is that of an open-end investment company registered under the Investment Company Act of 1940, as amended, and the value placed on the stock in the transaction is its net asset value; (4) the stock is not entitled to vote on the transaction or the stockholder did not own the shares of stock on the record date for determining stockholders to vote on the transaction; or (5) the charter documents of the corporation provide that the holders of stock are not entitled to exercise appraisal rights.

                     3. PROPOSAL TO RATIFY THE SELECTION OF
                      LOVELETT, SKOGEN & ASSOCIATES, P.C.,
                          CERTIFIED PUBLIC ACCOUNTANTS

     The Board Of Directors recommends that the shareholders of the Company vote in favor of ratifying the selection of the firm of Lovelett, Skogen & Associates, P.C., Certified Public Accountants, as the auditors who will continue to audit financial statements and perform other accounting and consulting services for the Company for the fiscal year ending August 31, 2001 or until the Board Of Directors, in its discretion, replaces them.

     An affirmative vote of the majority of shares represented at the Annual Meeting is necessary to ratify the selection of auditors. There is no legal requirement for submitting this proposal to the shareholders; however, the Board Of Directors believes that it is of sufficient importance to seek ratification. Whether the proposal is approved or defeated, the Board Of Directors may reconsider its selection of Lovelett, Skogen & Associates, P.C. It is expected that one or more representatives of Lovelett, Skogen & Associates, P.C. will be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so and to respond to appropriate questions from shareholders.

                                VOTING PROCEDURES

     Votes at the Annual Meeting are counted by inspectors of election appointed by the chairman of the meeting. If a quorum is present, an affirmative vote of the majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of items submitted to shareholders for their consideration unless a different number of votes is required by statute or the Company's Articles Of Incorporation. Abstentions by those present at the Annual

Meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a shareholder returns his or her proxy card and withholds authority to vote on any matter, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. Shares in the names of brokers that are not voted are treated as not present.

                             SHAREHOLDER PROPOSALS;
                     DISCRETIONARY AUTHORITY TO VOTE PROXIES

     In order to be considered for inclusion in the proxy statement and form of proxy relating to the next annual meeting of stockholders following the end of the Company's 2001 fiscal year, proposals by individual stockholders must be received by the Company no later than July 20, 2001.

     In addition, the proxy solicited by the Board of Directors for the 2002 annual meeting of stockholders will confer discretionary authority on any stockholder proposal presented at that meeting unless the Company is provided with notice of that proposal no later than December 6, 2001.


                     AVAILABILITY OF REPORTS ON FORM 10-KSB

     UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED AUGUST 31, 2000 TO ANY OF THE COMPANY'S SHAREHOLDERS OF RECORD OR TO ANY SHAREHOLDER WHO OWNS THE COMPANY'S COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER AS NOMINEE AT THE CLOSE OF BUSINESS ON DECEMBER 15, 2000. ANY REQUEST FOR A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB SHOULD BE MAILED TO THE SECRETARY, DOUBLE EAGLE PETROLEUM AND MINING CO., P.O. BOX 766, CASPER, WYOMING 82601.

                                 OTHER BUSINESS

     The Company's management does not know of any matters to be presented at the meeting other than those set forth in this Proxy Statement. If any other business should come before the meeting, the persons named in the enclosed form of proxy will vote such proxy according to their judgment on such matters.

                                                     CAROL A. OSBORNE
                                                     Corporate Secretary


                                    * * * * *

PROXY                                                                      PROXY

                      DOUBLE EAGLE PETROLEUM AND MINING CO.
                     For the Annual Meeting Of SHAREHolders
               Proxy Solicited on Behalf of the Board of Directors


     The undersigned hereby appoints Stephen H. Hollis and D. Steven Degenfelder, or either of them, as proxies with full power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of Double Eagle Petroleum And Mining Co. (the "Corporation"), to be held at 10:00 a.m. on Thursday, January 25, 2001, at the Casper Petroleum Club, 1301 Wilkins Circle, Casper, Wyoming, or any adjournments thereof, on the following matters:

                   [ X ] Please mark votes as in this example.


1.   Election of Directors:

     Nominees: Stephen H. Hollis, Ken M. Daraie, Thomas J. Vessels,
               Beth McBride and Roy G. Cohee.

     FOR ALL NOMINEES  [  ]
     WITHHELD FROM ALL NOMINEES  [  ]
     FOR ALL NOMINEES EXCEPT AS NOTED ABOVE  [  ]

2. Proposal to reincorporate the Company under the laws of the State of Maryland.

         [  ] FOR                [  ]  AGAINST                [  ]  ABSTAIN

3. Proposal to ratify the selection of Lovelett, Skogen & Associates, P.C., Certified Public Accountants, as the Company's certified independent accountants.

         [  ] FOR                [  ]  AGAINST                [  ]  ABSTAIN


                (Continued and to be signed on the reverse side)
--------------------------------------------------------------------------------

4. In their discretion, the proxies are authorized to vote upon an adjournment or postponement of the meeting.

         [  ] YES                 [  ]  NO                    [  ]  ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                  MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [  ]

     Unless contrary instructions are given, the shares represented by this proxy will be voted in favor of Items 1, 2, 3, and 4. This proxy is solicited on behalf of the Board Of Directors of Double Eagle Petroleum And Mining Co.

                                        Dated:
                                              ----------------------------------

                                        Signature:
                                                  ------------------------------

                                        Signature:
                                                  ------------------------------
                                        Signature if held jointly

                                        (Please sign exactly as shown on your
                                        stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)


           EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE,
            SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.